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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2001
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                              THE GILLETTE COMPANY
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               (Exact name of registrant as specified in charter)

         DELAWARE                       1-922                    04-1366970
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(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


Prudential Tower Building, Boston, Massachusetts                   02199
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   (Address of principal executive offices)                      (zip code)


       Registrant's telephone number, including area code: (617) 421-7000
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                           This is page 1 of 5 pages.
                        Exhibit Index appears on page 5.


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ITEM 5.  OTHER EVENTS

     On July 23, 2001, The Gillette Company, a Delaware corporation (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement"), and a related Terms Agreement (the "Terms Agreement"), among DI Associates, L.P. and KKR Partners II, L.P. (collectively, the "Selling Stockholders"), Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. ( collectively, the "Underwriters") and the Company. Each of the Underwriting Agreement and the Terms Agreement relates to the resale to the public of 40,895,000 shares of common stock, par value $1.00 per share, of the Company (the "Common Stock") owned by the Selling Stockholders, which are registered under a registration statement on Form S-3 (No. 333-75517), as amended and supplemented, declared effective by the Securities and Exchange Commission on September 8, 1999 (the "Registration Statement"). A copy of the Underwriting Agreement is attached to this report as Exhibit 1.1. A copy of the Form of Terms Agreement is attached to this report as Exhibit 1.2.

     The Company's announcement, in a press release dated July 23, 2001, that the Selling Stockholders have agreed to sell such 40,895,000 shares of Common Stock in a public offering, underwritten by the Underwriters, is attached to this report as Exhibit 99.1.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

1.1 Underwriting Agreement, dated July 23, 2001, among The Gillette Company, DI Associates, L.P., KKR Partners II, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.

1.2 Form of Terms Agreement among The Gillette Company, DI Associates, L.P., KKR Partners II, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.

99.1   Press release issued by The Gillette Company on July 23, 2001.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GILLETTE COMPANY


                                             By: /s/ Charles W. Cramb
                                                ------------------------------
                                                Name:  Charles W. Cramb
                                                Title: Chief Financial Officer


Date:  July 25, 2001







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                                  EXHIBIT INDEX

 EXHIBIT NO.                 DESCRIPTION OF EXHIBITS                              PAGE
 -----------                 -----------------------                              ----
    1.1         Underwriting Agreement, dated July 23, 3001, among The
                Gillette Company, DI Associates, L.P., KKR Partners II,
                L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                Goldman, Sachs & Co.

    1.2         Form of Terms Agreement among The Gillette Company, DI
                Associates, L.P., KKR Partners II, L.P., Merrill Lynch,
                Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.

   99.1         Press release issued by The Gillette Company on July
                23, 2001.



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